                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM 8-K

                                  CURRENT REPORT
       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 19, 1997


                                  VISTA 2000, INC.
             -------------------------------------------------------------
                (Exact Name of Registrant as Specified in its Charter)

                                State of Delaware
             -------------------------------------------------------------
                     (State or Other Jurisdiction of Incorporation)

              0-23204                               58-1972066
    ---------------------------       --------------------------------------
      (Commission File Number)        (I.R.S. Employer Identification Number)

    221 West First Street, Kewanee, Illinois               61443
------------------------------------------------------------------------------
    (Address of Principal Executive Offices)            (Zip Code)


                                (309) 856-8068
------------------------------------------------------------------------------
               (Registrant's Telephone Number, Including Area Code)

736 Johnson Ferry Road, Building C-275, Marietta, Georgia    30068
------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

    On June 19, 1997, Vista 2000, Inc. (the "Company") sold all of the stock of its wholly-owned subsidiary, Alabaster Industries, Inc. (Alabaster) to W.R. Hill & Co., Inc. ("Hill"), for $2,000,000. Payment consisted of $500,000 cash and a $1,500,000 note receivable, secured by a first mortgage on the land and buildings which comprise Alabaster's manufacturing, sales and administrative operations. The Company recorded a loss of approximately ($1,400,000) on the sale. Alabaster represented approximately $8,900,000 of the Company's consolidated revenues for the fiscal year ended December 28, 1996. Continued operating losses of Alabaster and the lack of a strategic fit with the Company's other operations were the reasons for the sale.

    There is no material relationship between Hill, its officers or representatives and the Company or any of its affiliates, any current director or current officer of the Company or any associate of any such current director or current officer. Hill employed, on a consulting basis, Arnold E. Johns, a former officer of the Company, to assist with obtaining certain financing to fund the purchase of Alabaster.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

    The following unaudited pro forma condensed consolidated financial statements are filed with this report:

Pro Forma Condensed Consolidated Balance Sheet as of March 29, 1997....... Page F-1
Pro Forma Condensed Consolidated Statements of Earnings:
       Year ended December 28, 1996 ...................................... Page F-2
       Three months ended March 29, 1997 ................................. Page F-3

The Pro Forma Condensed Consolidated Balance Statement of the Company as of March 29, 1997 reflects the Financial Position of the Company after giving effect to the disposition of assets and liabilities resulting from the sale of its Alabaster subsidiary discussed in Item 2 and assumes the disposition took place on March 29, 1997. The Pro Forma Condensed Consolidated Statement of Earnings for the fiscal year ended December 28, 1996 and the three months ended March 29, 1997 assume that the disposition occurred on December 30, 1995 and are based on the operations of the Company for the year ended December 28, 1996 and the three months ended March 29, 1997.

The unaudited pro forma condensed consolidated financial statements have been prepared by the Company based upon assumptions deemed proper by it. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the

Company, or of the financial position or results of operations of the Company that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted that the Company's financial statements will reflect the disposition only from June 19, 1997, the Closing Date.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of the Company.

(c) EXHIBITS.


  NO.                                            DESCRIPTION
------  -------------------------------------------------------------------------------
  2.1   Stock Purchase Agreement dated May 12, 1997 by and between the Company and Hill

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VISTA 2000, INC.


                                    By:      /s/ G. Louis Graziadio, III
                                        --------------------------------------
                                          G. Louis Graziadio, III, President

Dated: September 17, 1997

                         PRO FORMA FINANCIAL INFORMATION

                        VISTA 2000, INC. AND SUBSIDIARIES
          PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AT MARCH 29, 1997
                                 (UNAUDITED)
                            (DOLLARS IN THOUSANDS)


                                                                                 PRO FORMA ADJUSTMENTS
                                                                               -------------------------
ASSETS                                                            HISTORICAL   ALABASTER (A)   OTHER (B)    PRO FORMA
----------------------------------------------------------------  -----------  -------------  -----------  -----------
Current Assets
   Cash and cash equivalents ...................................   $     453     $      85     $     500    $     868
   Accounts receivable .........................................      13,049         1,174                     11,875
   Inventories .................................................      25,231         1,374                     23,857
   Other current assets ........................................       1,374           121            25        1,278
                                                                  -----------       ------    -----------  -----------
      TOTAL CURRENT ASSETS .....................................      40,107         2,754           525       37,878

Property, Plant and Equipment...................................      20,737         4,474                     16,263
Accumulated depreciation and amortization.......................      (3,086)         (887)                    (2,199)
                                                                  -----------       ------    -----------  -----------
   Net property and equipment ..................................      17,651         3,587             0       14,064

   Other Assets ................................................         149           107         1,475        1,517
                                                                  -----------       ------    -----------  -----------

      TOTAL ASSETS .............................................   $  57,907     $   6,448     $   2,000    $  53,459
                                                                  -----------       ------    -----------  -----------
                                                                  -----------       ------    -----------  -----------
LIABILITIES AND STOCKHOLDERS' EQUITY
----------------------------------------------------------------

CURRENT LIABILITIES
   Note payable ................................................   $   1,058     $     958                  $     100
   Current portion of long-term debt ...........................         578     $     262                        316
   Accounts payable ............................................       4,939           897                      4,042
   Accrued expenses ............................................       5,374             3                      5,371
                                                                  -----------       ------    -----------  -----------

      Total current liabilities ................................      11,949         2,120             0        9,829

Long-term debt, net of current portion .........................      22,013           353                     21,660
                                                                  -----------       ------    -----------  -----------

      TOTAL LIABILITIES ........................................      33,962         2,473             0       31,489

      TOTAL STOCKHOLDERS' EQUITY ...............................      23,945         3,975         2,000       21,970
                                                                  -----------       ------    -----------  -----------

      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY ...............   $  57,907     $   6,448     $   2,000    $  53,459
                                                                  -----------       ------    -----------  -----------
                                                                  -----------       ------    -----------  -----------

------------------------

(a) To eliminate the asset and liabilities of the Company's Alabaster subsidiary as of March 29, 1997.

(b) To reflect the proceeds from the sale of Alabaster; $500,000 in cash and a $1,500,000 note receivable secured by real-estate.

                         PRO FORMA FINANCIAL INFORMATION

                        VISTA 2000, INC. AND SUBSIDIARIES
               PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
                      FOR THE YEAR ENDED DECEMBER 28, 1996
                                   (UNAUDITED)
                  (DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)


                                                                         PRO FORMA ADJUSTMENTS
                                                                    --------------------------------
                                                       HISTORICAL       ALABASTER (A)         OTHER     PRO FORMA
                                                      ------------  ----------------------  ---------  ------------
Net Sales ..........................................  $    110,955        $    8,891                   $    102,064

Cost of Sales ......................................        82,563             8,169                         74,394
                                                      ------------           -------        ---------  ------------

Gross profit .......................................        28,392               722                0        27,670

Operating expenses .................................        34,235             2,125                         32,110
                                                      ------------           -------        ---------  ------------

                                                            (5,843)           (1,403)               0        (4,440)

(Loss) on sale and writedown of operating assets ...       (10,787)           (1,817)                        (8,970)
                                                      ------------           -------        ---------  ------------

(Loss) from Operations .............................       (16,630)           (3,220)               0       (13,410)

Other income and (expense)
   Interest ........................................        (2,174)              (68)                        (2,106)
   Other ...........................................          (351)             (121)                          (230)
                                                      ------------           -------        ---------  ------------

Net (loss) before income taxes .....................       (19,155)           (3,409)               0       (15,746)

Income tax expense .................................           246                 0                            246
                                                      ------------           -------        ---------  ------------
   Net (loss) ......................................  $    (19,401)       $   (3,409)       $  --      $    (15,992)
                                                      ------------           -------        ---------  ------------
                                                      ------------           -------        ---------  ------------
Weighted average shares outstanding ................    16,133,508                                       16,133,508

Loss per common share:
   Net (loss) ..................                      $      (1.20)                                    $      (0.99)
                                                      ------------                                     ------------
                                                      ------------                                     ------------

------------------------

(a) To eliminate the profit and loss of the Company's Alabaster subsidiary for the entire period.

                         PRO FORMA FINANCIAL INFORMATION

                        VISTA 2000, INC. AND SUBSIDIARIES
                PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
                    FOR THE THREE MONTHS ENDED MARCH 29, 1997
                                  (UNAUDITED)
                 (DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)


                                                                                 PRO FORMA ADJUSTMENTS
                                                                               --------------------------
                                                                  HISTORICAL   ALABASTER (A)     OTHER      PRO FORMA
                                                                 ------------  -------------  -----------  ------------
Net Sales .....................................................  $     23,579    $   1,575                 $     22,004

Cost of Sales .................................................        17,221        1,362                       15,859
                                                                 ------------       ------     ---------   ------------

Gross profit ..................................................         6,358          213             0          6,145

Operating expenses ............................................         5,983          364                        5,619
                                                                 ------------       ------     ---------   ------------

Profit (loss) from operations .................................           375         (151)            0            526

Other income and (expense)
   Interest ...................................................          (542)         (33)                        (509)
   Other ......................................................           (16)         (17)                           1
                                                                 ------------       ------     ---------   ------------

Net profit (loss) before income taxes .........................          (183)        (201)            0             18

Income tax expense ............................................            24                                        24
                                                                 ------------       ------     ---------   ------------
   Net (loss) .................................................  $       (207)   $    (201)    $      --   $         (6)
                                                                 ------------       ------     ---------   ------------
                                                                 ------------       ------     ---------   ------------

Weighted average shares outstanding ...........................    17,732,779                                17,732,779

Loss per common share:
   Net (loss) .................................................  $      (0.01)                             $      (0.00)
                                                                 ------------                              ------------
                                                                 ------------                              ------------

------------------------

(a) To eliminate the profit and loss of the Company's Alabaster subsidiary for the entire period.